Exhibit 10.69

                                Timothy S. Novak
                            7216 River Club Boulevard
                            Bradenton, Florida 34236

May 22, 2002





C5 Health, Inc.
One Sarasota Tower
2 North Tamiami Trail, Suite 608
Sarasota, Florida  34236

I, Timothy S. Novak, hereby extend all outstanding promissory notes due from C5 Health, Inc. until December 31, 2002. These notes will not be considered in default until December 31, 2002.

Sincerely,



Timothy S. Novak

TSN/amp